Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-02B
                             POOL PROFILE (2/4/2005)

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                                        -----------------    -----------------
                                            15 YR POOL           Tolerance
                                        -----------------    -----------------
AGGREGATE PRINCIPAL BALANCE                 $300,000,000           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Mar-05                  N/A
INTEREST RATE RANGE                          4.375-7.125                  N/A
GROSS WAC                                         5.180%         (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                      0.250%
MASTER SERVICING FEE                             1.0 bps on Securitization only
WAM (in months)                                      178        (+/- 2 months)

WALTV                                                58%         (maximum +5%)

CALIFORNIA PERCENT                                   42%         (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                       1%        (maximum  +2%)

AVERAGE LOAN BALANCE                            $510,000    (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,494,562  (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                           27%        (maximum  +5%)

PRIMARY RESIDENCE PERCENT                            89%         (minimum -5%)

Pledged Asset %                                     0.0%          (maximum 1%)

SINGLE FAMILY DETACHED PERCENT                       91%         (minimum -5%)

FULL DOCUMENTATION PERCENT                           45%         (minimum -5%)

Co-Op %                                             0.2%          (maximum 1%)

WA FICO                                              747          (minimum -5)

UNINSURED > 80% LTV PERCENT                           0%         (maximum +1%)

RELOCATION PERCENT                                  3.0%          (mazimum 5%)


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-02B
                               PRICING INFORMATION
                             POOL PROFILE (2/4/2005)
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RATING AGENCIES                     TBD by Wells Fargo

PASS THRU RATE                                   4.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS             0.23%

AAA STRUCTURE DUE DATE                       10-Mar-05
Structure received or changes to structures past the due date will incur a $10,000 fee. Structure delivered to WF by Mar. 10- Delivery of prospectus day before settlement Structure delivered to WF by Mar. 21 -Delivery of prospectus day of settlement Structure delivered to WF Mar. 22 or later- Possible change of settlement date


SETTLEMENT DATE                              30-Mar-05

ASSUMED SUB LEVELS                       AGG Assumed Level
Levels and Rating Agencies for       AAA     1.10%
2005-01 to be determined by           AA      TBD
Wells Fargo.                           A      TBD
                                     BBB      TBD
                                      BB      TBD
                                       B      TBD






WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-02B. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                           Brad Davis (301) 846-8009
                                         Gretchen Leff (301) 846-8356
                                         Mike Miller (301) 815-6397

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
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                                             WFASC Denomination Policy
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
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                                                                                    Minimum         Physical       Book Entry
Type and Description of Certificates                                              Denomination    Certificates    Certificates
                                                                                     (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                $25,000         Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000        Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000        Allowed         Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                          (2)           Allowed         Allowed

Residual Certificates                                                                 (3)           Required      Not Allowed

All other types of Class A Certificates                                               (5)             (5)             (5)



Class B (Investment Grade)                                                          $100,000        Allowed         Allowed

Class B (Non-Investment Grade)                                                      $250,000        Required      Not Allowed
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


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.